Certain information has been omitted in accordance with Item 601(b)(10) of Regulation S-K because it is both not material and is the type of information that the registrant treats as private or confidential. An unredacted copy will be furnished supplementally to the SEC upon request.
AMENDMENT NUMBER FOUR
New RMSR Agreement by and among
NEW RESIDENTIAL MORTGAGE LLC HLSS HOLDINGS, LLC
HLSS MSR - EBO ACQUISITION LLC
and
PHH MORTGAGE CORPORATION (as successor by merger to OCWEN LOAN SERVICING, LLC)

This AMENDMENT NUMBER FOUR is dated as of October 31, 2023, by and between PHH MORTGAGE CORPORATION (as successor by merger to OCWEN LOAN SERVICING, LLC), as seller (the “Seller”), HLSS HOLDINGS, LLC (“Holdings”), HLSS MSR – EBO ACQUISITION LLC, (“MSR – EBO” and together with Holdings, the “Purchasers”) and NEW RESIDENTIAL MORTGAGE LLC (“NRM”), to that certain New RMSR Agreement, dated as of January 18, 2018 (as amended through the date hereof, the “Agreement”), by and among the Seller, the Purchasers and NRM.

RECITALS

WHEREAS, the Seller, the Purchasers and NRM desire to amend and modify the Agreement, subject to the terms hereof and as specified herein;

WHEREAS, the Seller, the Purchasers and NRM each have agreed to execute and deliver this Amendment Number Four on the terms and conditions set forth herein; and

WHEREAS, capitalized terms used herein but not defined shall have the meaning ascribed to them as set forth in the Agreement or in Annex 1 – Servicing Addendum (“Annex 1”) to the Agreement, as applicable.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendments. The Agreement is hereby amended as follows:

(a)Exhibit F of the Agreement is amended as set forth below:

i.SLA No. 28 [*] is amended as follows:

[*]

ii.SLA No. 29 [*], which was previously suspended by the parties, is reinstated effective on October 1, 2023.

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Amend 4 - New RMSR Agreement

(b)The Performance Triggers set forth in Exhibit J of the Agreement, which were previously suspended by the parties, are reinstated effective immediately, except for [*], which shall be reinstated on July 1, 2024.

(c)Exhibit E-1 of the Agreement is amended to add the following language regarding delinquent loan reporting:

[*]

(d) For all reports provided pursuant to Exhibit E-1 of the Agreement, NRM shall have the right to review [*].

SECTION 2. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Four need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 3. Governing Law. This Amendment Number Four shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 or 5-1402 of the New York General Obligations Law which shall govern).

SECTION 4. Counterparts. This Amendment Number Four may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties agree that this Amendment Number Four and signature pages may be transmitted between them by facsimile or by electronic mail and that faxed and PDF signatures may constitute original signatures and that a faxed or PDF signature page containing the signature (faxed, PDF or original) is binding upon the parties.

[Signature Page Follows]

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Amend 4 - New RMSR Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number Four to be executed and delivered by their duly authorized officers as of the day and year first above written.

PHH MORTGAGE CORPORATION

By: /s/ Joseph Samarias     Name: Joseph Samarias
Title: EVP, Chief Legal Officer

HLSS HOLDINGS, LLC

By: HLSS Roswell, LLC, its sole member
By: /s/ Nick Santoro
Name: Nick Santoro
Title: Chief Financial Officer

HLSS MSR – EBO ACQUISITION LLC

By:    New Residential Investment Corp., its sole member
By: /s/ Nick Santoro
Name: Nick Santoro
Title: Chief Financial Officer

NEW RESIDENTIAL MORTGAGE LLC

By:    New Residential Investment Corp., its sole member
By: /s/ Spencer Mosness
Name: Spencer Mosness
Title: Chief Legal & Compliance Officer

Signature Page to Amendment Number Four to New RMSR Agreement